SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549



                                       FORM 8-K

                                    CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934




          Date of Report (Date of earliest event reported): December 2,1994




                                 INTERCO INCORPORATED
                  --------------------------------------------------
                  (Exact name of Registrant as specified in charter)


             Delaware              I-91                   43-0337683
          --------------        -----------         -----------------------
            (State of           (Commission           (IRS Employer
          Incorporation)        File Number)       Identification Number)



                   101 South Hanley Road, St. Louis, Missouri 63105
                   ------------------------------------------------
                       (Address of principal executive offices)


                                   (314) 863-1100
                           -------------------------------
                           (Registrant's telephone number)





          Item 2.   Acquisition or Disposition of Assets


               On November 17, 1994, INTERCO INCORPORATED (the "Company") distributed all of the issued and outstanding shares of common stock of its wholly-owned subsidiaries, Converse Inc. and The Florsheim Shoe Company. The distribution was made in the form of a dividend to shareholders of record of the Company at the close of business on November 17, 1994. As a result, shareholders of the Company received one share of Converse Inc. Common Stock for every three shares of the Company's Common Stock and one share of The Florsheim Shoe Company Common Stock for every six shares of the Company's Common Stock held on the record date.

               The Company continues to operate its furniture businesses, Broyhill Furniture Industries, Inc. and The Lane Company, Incorporated. Converse continues in the athletic and athleisure footwear business and Florsheim continues in the men's dress, dress casual and casual footwear business, each as an independent, publicly-held company.

               In connection with the distributions, the Company and Converse Inc. and the Company and The Florsheim Shoe Company have entered into distribution and services agreements and tax sharing agreements, copies of which are filed as exhibits hereto. Additional information concerning Converse Inc. and the distribution is contained in Converse Inc.'s Registration Statement on Form 10, as amended, (File 1-13430), and additional information concerning The Florsheim Shoe Company and the distribution is contained in The Florsheim Shoe Company's Registration Statement on Form 10, as amended, (File 0-24730), both filed under the Securities Exchange Act of 1934.

               Also on November 17, 1994, the Company entered into a $285 million term loan agreement and a $75 million revolving credit facility with Bankers Trust Company and Credit Lyonnais, and a $150 million receivables securitization facility with Credit Lyonnais. Proceeds from these borrowings have been used to repay the outstanding indebtedness issued in 1992 in connection with the reorganization of the Company and will be used to fund the Company's working capital needs.

          Item 7.  Pro Forma Financial Information and Exhibits

          (a)  Pro Forma Financial Information

               Page Number
               -----------

                  5   Introduction to Pro Forma Consolidated Condensed
                        Financial Information

                  6   Pro Forma Consolidated Condensed Balance Sheet as of
                        September 30, 1994

                  7   Pro Forma Consolidated Condensed Statement of
                        Operations for the Nine Months Ended September 30,
                        1994

                  8   Pro Forma Consolidated Condensed Statement of
                        Operations for the Twelve Months ended December 31,
                        1993

                  9   Notes to Pro Forma Consolidated Condensed Financial
                        Information


          (b)  Exhibits

               99(a) Distribution and Services Agreement, dated November 17, 1994, between INTERCO INCORPORATED and Converse Inc.

               99(b) Tax Sharing Agreement, dated November 17, 1994, between INTERCO INCORPORATED and Converse Inc.

               99(c) Distribution and Services Agreement, dated November 17, 1994, among INTERCO INCORPORATED, The Florsheim Shoe Company and certain of its subsidiaries.

               99(d) INTERCO/Florsheim Tax Sharing Agreement, dated November 17, 1994, among INTERCO INCORPORATED, The Florsheim Shoe Company and certain of its subsidiaries.

                                      SIGNATURE
                                      ---------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             INTERCO INCORPORATED

                                             BY: Steven W. Alstadt
                                                -------------------------
                                                 Steven W. Alstadt
                                                 Controller and Chief
                                                   Accounting Officer


          December 2, 1994

                                 INTERCO INCORPORATED


      INTRODUCTION TO PRO FORMA CONSOLIDATED CONDENSED FINANCIAL INFORMATION



      On November 17, 1994, pursuant to a resolution adopted by the Board of Directors of INTERCO INCORPORATED (the "Company"), a distribution by the Company to holders of its common stock of all the shares of the common stock of The Florsheim Shoe Company, and of all the shares of the common stock of Converse Inc., each a wholly-owned subsidiary of the Company, became effective. The Company's continuing business consists of the operations of Broyhill Furniture Industries, Inc. and The Lane Company, Incorporated.

      The following unaudited pro forma consolidated condensed balance sheet of the Company makes adjustments to the historical balance sheet at September 30, 1994 as if the distribution had occurred on September 30, 1994. The pro forma consolidated condensed balance sheet gives effect to the refinancing of most of the Company's indebtedness and the distributions, all of which occurred concurrently.

      The following unaudited pro forma consolidated condensed statements of operations of the Company make adjustments to the historical statements of operations for the nine months ended September 30, 1994 and for the twelve months ended December 31, 1993 in order to present the consolidated results of operations as if the refinancing and distribution had occurred at the beginning of the earliest period presented.

      The  pro forma  consolidated  condensed balance  sheet and  statements of operations of the Company should be read in conjunction with the historical financial statements and notes thereto included in the Company's Annual Report on Form 10-K for the year ended December 31, 1993 and the Company's Form 10-Q for the period ended September 30, 1994. The pro forma consolidated condensed financial information presented herein is for informational purposes only and may not necessarily reflect the results of operations or financial position of the Company had the distribution actually occurred at the beginning of the periods presented or as of September 30, 1994, and the pro forma consolidated condensed financial information is not necessarily indicative of future results of operations or financial position of the Company.


                                         INTERCO INCORPORATED

                            PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET
                                              (UNAUDITED)

                                                           September 30, 1994
                                          ---------------------------------------------------
                                                          Pro Forma Adjustments
                                                       ---------------------------
        (Dollars in thousands)                         Refinance        Record
                                          Historical      Debt        Distribution (H) Pro Forma
                                          ----------   ---------      ------------     ---------
        Assets
        Current assets:
          Cash and cash equivalents       $   33,129   $ (11,763)      $ (10,473)     $  10,893
          Receivables                        329,043       2,500  (A)   (133,780)       197,763
          Inventories                        378,120                    (216,606)       161,514
          Prepaid expenses and other
            current assets                    37,626        (154) (B)    (20,389)        17,083
                                          ----------   ---------       ---------      ---------
             Total current assets            777,918      (9,417)       (381,248)       387,253

        Net property, plant & equipment      223,891                     (38,337)       185,554
        Reorganization value in excess
          of amounts allocable to
          identifiable assets, net            93,188                      37,051        130,239
        Trademarks and trade names, net      150,268                      (1,935)       148,333
        Other assets                          37,210        (576) (B)    (25,423)        20,961
                                                           9,750  (C)
                                          ----------   ---------       ---------      ---------
                                          $1,282,475   $    (243)      $(409,892)     $ 872,340
                                          ==========   =========       =========      =========

        Liabilities
        Current liabilities:
          Notes payable                  $    25,004   $               $ (25,004)     $       -
          Current maturities of
           long-term debt                     10,328      (3,724) (D)     (5,045)        16,559
                                                          15,000  (D)
          Accrued interest expense            11,094      (7,630) (E)     (3,252)           212
          Accounts payable and accrued
            expenses                         162,008                     (66,648)        95,360
          Income taxes payable                 3,650      (5,730) (F)      6,257          4,177
                                         -----------   ---------       ---------      ---------
             Total current liabilities       212,084      (2,084)        (93,692)       116,308

        Long-term debt, less current
          maturities                         566,965    (388,157) (D)   (168,930)       409,878
                                                         400,000  (D)
        Other long-term liabilities          122,601                     (20,463)       102,138

        Shareholders' equity:
          Common stock                        50,062                                     50,062
          Paid-in capital                    226,891                     (32,937)       193,954
          Retained earnings                  103,872     (10,002) (G)    (93,870)             -
                                         -----------   ---------       ---------      ---------
             Total shareholders' equity      380,825     (10,002)       (126,807)       244,016
                                         -----------   ---------       ---------      ---------
                                         $ 1,282,475   $    (243)      $(409,892)     $ 872,340
                                         ===========   =========       =========      =========
        See accompanying notes to pro forma consolidated condensed financial statements.

                                           INTERCO INCORPORATED

                         PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
                                               (UNAUDITED)

                                                  Nine Months ended September 30, 1994
                                         ----------------------------------------------------
                                                       Pro Forma Adjustments
                                                    ---------------------------
        (Dollars in thousands,                         Refinance         Record
         except per share data)          Historical       Debt        Distribution  Pro Forma
                                         ----------    ---------      ------------  ---------
        Net sales                        $ 1,371,629   $               $(576,177)  $ 795,452
        Cost of sales                        923,646                    (349,969)    573,677
                                         -----------   ---------       ---------   ---------

        Gross profit                         447,983                    (226,208)    221,775
        Selling, general and
          administrative expenses            348,187                    (187,052)    161,135

        Royalty income                         8,989                      (8,613)        376
                                         -----------   ---------       ---------   ---------

        Earnings from operations             108,785                     (47,769)     61,016
        Interest expense                      41,564     (28,905) (I)    (12,611)     24,124
                                                          24,076  (I)
        Other income (expense), net             (132)                      1,032         900
                                         -----------   ---------       ---------   ---------

        Earnings before income tax
          expense                             67,089       4,829         (34,126)     37,792
        Income tax expense                    27,661       1,847  (J)    (12,469)     17,039
                                         -----------   ---------       ---------   ---------

        Net earnings                     $    39,428   $   2,982       $ (21,657)  $  20,753
                                         ===========   =========       =========   =========


        Net earnings per common share:
          Primary                             $ 0.76                                  $ 0.40
                                              ======                                  ======
          Fully diluted                       $ 0.76                                  $ 0.40
                                              ======                                  ======

        Weighted average common and
        common equivalent shares
        outstanding (in thousands):
          Primary                             51,620                                  51,859
                                              ======                                  ======
          Fully diluted                       51,665                                  51,926
                                              ======                                  ======

        See accompanying notes to pro forma consolidated condensed financial statements.

                                           INTERCO INCORPORATED

                         PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
                                               (UNAUDITED)

                                                 Twelve months ended December 31, 1993
                                          ---------------------------------------------------
        (Dollars in thousands,                            Pro Forma Adjustments
         except per share data)                        ---------------------------
                                                       Refinance         Record
                                          Historical     Debt         Distribution  Pro Forma
                                          ----------   ---------      ------------  ---------
        Net sales                         $1,656,814   $               $(676,281)  $ 980,533
        Cost of sales                      1,114,867                    (409,658)    705,209
                                          ----------   ---------       ---------   ---------

        Gross profit                         541,947                    (266,623)    275,324
        Selling, general and
          administrative expenses            421,372                    (221,968)    199,404

        Royalty income                        11,946                     (11,214)        732
                                          ----------   ---------       ---------   ---------

        Earnings from operations             132,521                     (55,869)     76,652
        Interest expense                      56,472     (39,347) (I)    (17,065)     33,150
                                                          33,090  (I)
        Other income (expense), net              (77)                      1,841       1,764
                                          ----------   ---------       ---------   ---------

        Earnings before income tax
          expense                             75,972       6,257         (36,963)     45,266
        Income tax expense                    30,604       2,393  (J)    (14,014)     18,983
                                          ----------   ---------       ---------   ---------

        Net earnings                      $   45,368   $   3,864       $ (22,949)  $  26,283
                                          ==========   =========       =========   =========


        Net earnings per common share:
          Primary                             $ 0.88                                  $ 0.51
                                              ======                                  ======
          Fully diluted                       $ 0.88                                  $ 0.51
                                              ======                                  ======

        Weighted average common and common
        equivalent shares outstanding
        (in thousands):
          Primary                             51,375                                  51,429
                                              ======                                  ======
          Fully diluted                       51,397                                  51,443
                                              ======                                  ======

        See accompanying notes to pro forma consolidated condensed financial statements.

                                          INTERCO INCORPORATED
                      NOTES TO PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS


        (A)   To record effect of defeasing 10% Secured Notes.

        (B)   To write off deferred debt issuance costs associated with the Company's previous working capital facility.

        (C)   To record deferred debt issuance costs on INTERCO's new bank credit facility
              ($9,000) and receivables securitization facility ($750).

        (D)   To record the repayment of INTERCO's portion of long-term debt ($391,881) funded by borrowings under the new bank credit facility ($285,000) and receivables securitization facility ($130,000).

        (E)   To record payment of accrued interest.

        (F)   To record income tax benefit of financial restructuring expenses.

        (G)   To record expenses of financial restructuring, net of income taxes.  These nonrecurring charges have not been reflected in the pro forma consolidated condensed statement of operations.

        (H)   To record distribution of common stock of The Florsheim Shoe Company and of common stock of Converse Inc. to shareholders of INTERCO INCORPORATED.

        (I)   To reverse interest expense on repaid debt and record interest expense on new bank credit facility, receivables securitization facility and amortization of deferred debt issuance costs on the facilities.

        (J)   To record the income tax effect of pro forma adjustments.